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                                                                    Exhibit 10.4

                                ESCROW AGREEMENT

     THIS AGREEMENT is made and entered into as of this __ day of January, 2002 by and between Vision Bancshares, Inc., an Alabama corporation, and Vision Bank, an Alabama banking corporation (the "Escrow Agent").

                                WITNESSETH THAT:

     1. Escrow Account. All funds received from subscribers to the sale of
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shares of Common Stock of Vision Bancshares, Inc. (the "Company") as more fully described in the Prospectus dated January __, 2002 (the "Prospectus"), will be deposited in a special interest bearing escrow account (the "Escrow Account") maintained with Escrow Agent. All deposits shall be in the form of instruments either payable or endorsed to Vision Bank as Escrow Agent. Together with each deposit in the Escrow Account, Escrow Agent shall be advised of the names and addresses of the subscribers. The Escrow Agent shall be furnished with a copy of the signature page of each subscriber's subscription agreement prior to the making of any disbursements from the Escrow Account in accordance with Section 3.

     2. Fees. Escrow Agent shall not be entitled to a fee for its services
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hereunder.

     3. Disbursements. Upon receipt of a letter signed by the Company certifying
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(i) that at least 500,000 shares of common stock of the Company have been sold and paid for; and (ii) that the Company has accepted such payments for such shares; and (iii) that Vision Bank, FSB has obtained all necessary regulatory approval to open as a federal savings bank, Escrow Agent will release the amount deposited in the Escrow Account to the Company in accordance with a letter to be delivered or presented to the Escrow Agent by the Company. In the event a letter as described in the preceding sentence is not received by Escrow Agent before termination of the offer in accordance with the Prospectus, Escrow Agent will promptly return all amounts received from the subscribers to said subscribers without interest or deduction, and thereupon shall be relieved of any further obligation or liability hereunder.

     4. Responsibilities of Escrow Agent. Escrow Agent shall have no
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responsibilities except those expressly set forth herein.

     5. Reliance on Documents and Counsel. Escrow Agent may rely upon any
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certificate, statement, request, consent or agreement made or signed by representatives of the Company which the Escrow Agent believes to be genuine and to have been made or signed by a proper person or persons. Escrow Agent shall be entitled to consult with legal counsel and to rely upon the advice of such counsel.

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     6. Rights of Escrow Agent.
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        A.   In the event that the Escrow Agent:

             (i) should be uncertain as to its duties arising under this Escrow Agreement; or

             (ii) shall receive instructions from the Company as to the monies held in escrow which, in its opinion, are in conflict with any of the provisions of this Escrow Agreement; then Escrow Agent may hold any and all monies in the Escrow Account pending the settlement of any such controversy by final adjudication of a court of competent jurisdiction in a proceeding to which all parties in interest are joined.

        B. The Escrow Agent may at any time upon at least five business days' prior written notice to the Company, resign as Escrow Agent hereunder, whereupon it shall remit the proceeds in the Escrow Account to or as directed by the Company.

     7. Rights of Parties. No creditor or other parties other than the parties
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hereto, the subscribers and their successors and assigns shall have any rights, remedy or claim under this Escrow Agreement or in the Escrow Account.

     8. Amendments and Termination. This Agreement may not be altered, amended
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or modified except in a writing signed by the Company and the Escrow Agent.

     9. Execution. This Agreement shall be effective as of the date first above
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written and may be executed in one or more counterparts by any of the parties hereto, but all such counterparts shall constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart.


VISION BANCSHARES, INC.                     VISION BANK


_____________________________________       ____________________________________
By:__________________________________       By:_________________________________
Its:_________________________________       Its:________________________________